Exhibit 10.1 Form of Payment and Extension Agreement

Form Of

PAYMENT AND EXTENSION AGREEMENT

This Payment and Extension Agreement is dated effective _________, 2011 and is between USCORP, a Nevada corporation (“USCorp”) and _______________ (“Investors”).

1.           USCorp agrees to pay to the Investors holding Convertible Debentures in the amount of $700,000.00US the following:

a.           $100,000.00 upon execution hereof to be applied to the principal;

b.           800,000 shares of USCorp common stock upon execution hereof representing a $50,000.00US principal reduction;

c.           $25,000.00US on or before September 30, 2011 representing a principal reduction;

d.           $25,000.00US on or before December 31, 2011 representing a principal reduction;

e.           $500,000.00US on or before March 31, 2012 representing the remaining principal balance due on the Convertible Debentures.

The Investors agree to extend the Maturity Date of all of the above Convertible Debentures one year to March 31, 2012.

2.           USCorp agrees to pay the Gold Bullion Promissory Note as follows:

a.           $8,500.00US upon execution hereof to be applied to interest on the Gold Bullion Promissory Note;

b.           1,600,000 shares of the common stock of USCorp delivered upon execution hereof, representing a $100,000.00US for the extension of the Gold Bullion Loan.

Upon payment of the above cash and stock, the maturity date of the Gold Bullion Loan will be extended one year to March 31, 2012.

3.           USCorp agrees to pay the $56,700.00US advance as follows:

a.           The Convertible Debenture which had a strike price of $.03US per share and an exercise date of August 30, 2010 shall be and hereby is amended to reduce the strike price to $.015US and extending the exercise date to March 31, 2012.

b.           the maturity date of the Convertible Debenture is extended to March 31, 2012.

4.           All other terms of the above loans and Convertible Debentures shall remain the same.

DATED EFFECTIVE _________, 2011.

USCORP
, TRUSTEE FOR INVESTORS

By:		By:
	Robert Dultz, President		, Trustee